UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of
The Securities Exchange Act of 1934 (Amendment No.        )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for Stockholder Meeting
to be held on June 12, 2009, for Alaska Communications Systems
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/alsk. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2009 Annual Meeting and need YOUR participation.
If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before June 2, 2009.

View Proxy Materials and Annual Report Online at www.proxydocs.com/alsk A convenient way to view proxy materials and VOTE!
To view your proxy materials online, go to www.proxydocs.com/alsk. Have the 12 digit control number available when you access the website and follow the instructions.

Materials may be requested by one of the following methods:

INTERNET	TELEPHONE	*E-MAIL
www.investorelections.com/alsk	(866) 648-8133	paper@investorelections.com
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If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO.	SHARES

Alaska Communications Systems Notice of Annual Meeting

Date: Time: Place:	June 12, 2009 9:00 A.M. (Alaska Daylight Time) 600 Telephone Avenue, 4th Floor; Anchorage, Alaska 99503
The purpose of the Annual Meeting is to take action on the following proposals:
1.	To elect eight directors for one-year terms expiring at the 2010 Annual Meeting.
01) Liane Pelletier 02) Brian Rogers 03) John M. Egan 04) Gary R. Donahee 05) Edward J. Hayes, Jr. 06) Annette Jacobs 07) David Southwell 08) Peter D. Ley

2.	To approve an amendment to our 1999 Stock Incentive Plan extending the term of the plan to December 31, 2012, allocating an additional 3,500,000 shares to the plan, among other changes.

3.	To approve an amendment to our 1999 Employee Stock Purchase Plan to extend the term of the plan to December 31, 2012 and reduce the shares allocated under the plan by 500,000.

4.	To approve an amendment to our 1999 Non-Employee Directors Stock Compensation Plan to extend the term of the plan to December 31, 2012 and increase the shares allocated under the plan by 150,000.

5.	To ratify the appointment of KPMG LLP as the company’s independent auditors for the year ending December 31, 2009.
The Board of Directors recommends that you vote FOR proposals 1 through 5.
Should you require directions to the annual meeting, please call 907-297-3000.
Vote in Person Instructions: While we encourage stockholders to vote by the means indicated above, a stockholder is entitled to vote in person at the annual meeting. Additionally, a stock holder who has submitted a proxy before the meeting, may revoke that proxy in person at the annual meeting.